CONTACT:
KEVIN GREGORY, CFO
(859) 586-0600 x1424
kgregory@pomeroy.com
--------------------

POMEROY IT SOLUTIONS, INC. ANNOUNCES THE FILING OF FISCAL 2005 THIRD QUARTER RESULTS AND RESTATED FISCAL 2005 FIRST AND SECOND QUARTER RESULTS

Hebron, KY - March 31, 2006 - Pomeroy IT Solutions, Inc. (NASDAQ:PMRYE) today announced that it has filed its quarterly report on Form 10-Q for the period ended October 5, 2005 and the amended and restated quarterly reports on Form 10-Q for the periods ended April 5, 2005 and July 5, 2005.

For the fiscal third quarter ended October 5, 2005, the Company recorded revenues of $185.0 million, a 7.7% decline from revenues of $200.5 million in the third quarter of fiscal 2004. The diluted loss per share in the fiscal third quarter of 2005 was $(0.12), which included an extraordinary provision for doubtful accounts and restructuring and severance charges, and represented a decline from diluted earnings per share of $0.15 in the prior year period. Excluding the provision and charges, the third quarter 2005 diluted earnings per share were $0.06.

For the nine months ended October 5, 2005, revenues increased 1.7% to $542.9 million from $533.9 million in the prior year period. For this nine month period of fiscal 2005, diluted earnings per share were $0.11, inclusive of the provision and charges described above, which represented a decline of 81.0% from the diluted earnings per share of $0.58 in the prior year period. Excluding the provision and charges, diluted earnings per share for the fiscal 2005 nine-month period were $0.29.

"We are pleased to have now completed the filing of the fiscal 2005 third quarter results along with the restatement process for the first two quarters of fiscal 2005," said Stephen E. Pomeroy, CEO of the Company. "Our main focus in 2006 will be on controlling costs and improving service margins, while maintaining customer satisfaction," said Mr. Pomeroy.

The Company amended its financial statements for the first and second quarter of fiscal 2005. The table below highlights selected income statement items ($000's except per share amounts):

                    First Quarter    First Quarter           Second Quarter   Second Quarter
                    As Previously         As                  As Previously         As
                      Reported          Amended                 Reported          Amended
Revenue                    165,590          165,832                  193,671          192,025

Net Income                   1,750              565                    3,111            2,365

Earnings per
  Share (diluted)          $  0.14          $  0.04                  $  0.25          $  0.19


The Company plans to conduct a conference call to discuss the restated financial statements, the third quarter results and the full fiscal year 2005 results after the Form 10-K for fiscal 2005 is filed.

As a national solutions provider, Pomeroy provides services that include: outsourcing, application development, systems integration and other maintenance and support services. The Company maintains a workforce of approximately 3,000 skilled, technical employees with the capabilities to plan, design, implement and support all categories of its consulting, infrastructure and lifecycle solutions offerings. Pomeroy helps clients leverage IT as an enabler to increase productivity, reduce costs and improve profitability. Pomeroy has clientele across a broad spectrum of industries, governments and educational organizations. The Company reported revenues of $742 million for the year ended January 5, 2005.

Certain of the statements in the preceding paragraphs regarding reporting financial results constitute "forward-looking statements" for purposes of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended, and as such they involve known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from those projected. Factors which could cause actual results to differ materially from current expectations include, but are not limited to, the nature and volume of products and services anticipated to be delivered, the mix of the products and services businesses, the type of services delivered, the Company's need for outside consulting services, new acquisitions by the Company, terms of applicable customer and vendor agreements and certification programs and the assumptions regarding the ability to perform thereunder, the ability to implement the company's best practices strategies, the ability to manage risks associated with customer projects, existing market and competitive conditions including the overall demand for IT products and services, and the ability to attract and retain technical and other highly skilled personnel.

                            POMEROY IT SOLUTIONS, INC.
                           CONSOLIDATED BALANCE SHEETS

(in thousands)                                           October 5,   January 5,
                                                            2005         2005
                                                        ------------  -----------
                                                        (Unaudited)
ASSETS

Current Assets:
Cash and cash equivalents                               $        129  $    13,108
Certificates of deposit                                        4,638        4,561

Accounts receivable:
  Trade, less allowance of  $4,289 at October 5, 2005
    and $1,462 at January 5, 2005                            130,007      143,113
  Vendor receivables, less allowance of $100 at
    October 5, 2005 and January 5, 2005                        5,769        5,790
  Net investment in leases                                     3,146        3,814
  Other                                                        2,590        2,902
                                                        ------------  -----------
      Total receivables                                      141,512      155,619
                                                        ------------  -----------

Inventories                                                   13,832       17,188
Other                                                          9,375       10,302
                                                        ------------  -----------
      Total current assets                                   169,486      200,778
                                                        ------------  -----------

Equipment and leasehold improvements:
  Furniture, fixtures and equipment                           30,735       30,113
  Leasehold improvements                                       6,591        6,187
                                                        ------------  -----------
      Total                                                   37,326       36,300

  Less accumulated depreciation                               23,915       21,061
                                                        ------------  -----------
      Net equipment and leasehold improvements                13,411       15,239
                                                        ------------  -----------

Net investment in leases, net of current portion                 977        1,650
Goodwill                                                     115,626      109,913
Intangible assets, net                                         3,078        3,702
Other assets                                                   2,373        1,606
                                                        ------------  -----------
      Total assets                                      $    304,951  $   332,888
                                                        ============  ===========

                               POMEROY IT SOLUTIONS, INC.
                               CONSOLIDATED BALANCE SHEETS

(in thousands)                                                 October 5,    January 5,
                                                                  2005          2005
                                                              ------------  ------------
                                                              (Unaudited)
LIABILITIES AND EQUITY

Current Liabilities:
Current portion of notes payable                              $          -  $       912
Short-term borrowings                                                3,686       20,153
Accounts payable                                                    56,815       72,656
Deferred revenue                                                     3,368        3,490
Employee compensation and benefits                                   7,760        8,245
Accrued restructuring and severance charges                          6,007        7,585
Other current liabilities                                            8,651        6,778
                                                              ------------  ------------
      Total current liabilities                                     86,287      119,819
                                                              ------------  ------------

Notes payable, less current portion                                      -          250
Deferred income taxes                                                2,134           97
Commitments and contingencies

Equity:
  Preferred stock,  $.01 par value; authorized 2,000 shares
    (no shares issued or outstanding)                                    -            -
  Common stock, $.01 par value; authorized 20,000 shares
    (13,400 and 13,188 shares issued at October 5, 2005
    and January 5, 2005, respectively)                                 134          132
  Paid-in capital                                                   87,861       85,231
  Accumulated other comprehensive income (loss)                         24          (78)
  Retained earnings                                                137,633      136,183
                                                              ------------  ------------
                                                                   225,652      221,468

  Less treasury stock, at cost ( 810 and 778 shares at
    October 5, 2005 and January 5, 2005, respectively)               9,122        8,746
                                                              ------------  ------------
      Total equity                                                 216,530      212,722
                                                              ------------  ------------
      Total liabilities and equity                            $    304,951  $   332,888
                                                              ============  ============

                           POMEROY IT SOLUTIONS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                    Three Months Ended
(in thousands, except earnings per share data)  --------------------------
                                                 October 5,    October 5,
                                                    2005          2004
                                                ------------  ------------
                                                (Unaudited)   (Unaudited)
Net sales and service revenues:
  Sales - equipment, supplies and leasing       $   129,281   $    139,403
  Service                                            55,720         61,101
                                                ------------  ------------
    Total net sales and service revenues            185,001        200,504
                                                ------------  ------------

Cost of sales and service:
  Sales - equipment, supplies and leasing           120,058        129,621
  Service                                            42,427         44,433
                                                ------------  ------------
    Total cost of  sales and service                162,485        174,054
                                                ------------  ------------

    Gross profit                                     22,516         26,450
                                                ------------  ------------

Operating expenses:
  Selling, general and administrative                19,005         18,818
  Rent expense                                          830            906
  Depreciation                                        1,187          1,052
  Amortization                                          164            122
  Provision for doubtful accounts                     2,000              -
  Restructuring and severance charges                 1,662          2,423
                                                ------------  ------------
    Total operating expenses                         24,848         23,321
                                                ------------  ------------

Income (loss) from operations                        (2,332)         3,129
                                                ------------  ------------

Other expense:
  Interest , net                                        152             32
  Other                                                   4              4
                                                ------------  ------------
    Total other expense                                 156             36
                                                ------------  ------------

Income (loss) before income tax                      (2,488)         3,093
Income tax expense (benefit)                         (1,008)         1,221
                                                ------------  ------------
Net income (loss)                               $    (1,480)  $      1,872
                                                ============  ============

Weighted average shares outstanding:
  Basic                                              12,583         12,240
                                                ============  ============
  Diluted                                            12,583         12,366
                                                ============  ============

Earnings (loss) per common share:
  Basic                                         $     (0.12)  $       0.15
                                                ============  ============
  Diluted                                       $     (0.12)  $       0.15
                                                ============  ============

* Dilutive loss per common share for the three months ended October 5, 2005 would have been anti-dilutive if the number of weighted average shares outstanding were adjusted to reflect the dilutive effect of outstanding stock options.

                           POMEROY IT SOLUTIONS, INC.
                        CONSOLIDATED STATEMENTS OF INCOME

                                                     Nine Months Ended
(in thousands, except earnings per share data)  --------------------------
                                                 October 5,    October 5,
                                                    2005          2004
                                                ------------  ------------
                                                (Unaudited)   (Unaudited)
Net sales and service revenues:
  Sales - equipment, supplies and leasing       $    375,617  $    407,724
  Service                                            167,241       126,149
                                                ------------  ------------
    Total net sales and service revenues             542,858       533,873
                                                ------------  ------------

Cost of sales and service:
  Sales - equipment, supplies and leasing            347,438       377,638
  Service                                            124,941        91,685
                                                ------------  ------------
    Total cost of  sales and service                 472,379       469,323
                                                ------------  ------------

    Gross profit                                      70,479        64,550
                                                ------------  ------------

Operating expenses:
  Selling, general and administrative                 56,861        44,570
  Rent expense                                         2,556         2,451
  Depreciation                                         3,624         2,968
  Amortization                                           624           201
  Provision for doubtful accounts                      2,000             -
  Restructuring and severance charges                  1,794         2,423
                                                ------------  ------------
    Total operating expenses                          67,459        52,613
                                                ------------  ------------

Income from operations                                 3,020        11,937
                                                ------------  ------------

Other expense:
  Interest , net                                         579             1
  Other                                                    5            27
                                                ------------  ------------
    Total other expense                                  584            28
                                                ------------  ------------

Income before income tax                               2,436        11,909
Income tax expense                                       986         4,675
                                                ------------  ------------
Net income                                      $      1,450  $      7,234
                                                ============  ============

Weighted average shares outstanding:
  Basic                                               12,542        12,243
                                                ============  ============
  Diluted                                             12,652        12,419
                                                ============  ============

Earnings per common share:
  Basic                                         $       0.12  $       0.59
                                                ============  ============
  Diluted                                       $       0.11  $       0.58
                                                ============  ============

                           POMEROY IT SOLUTIONS, INC.
                 PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                                                    Three Months Ended
(in thousands, except earnings per share data)  ---------------------------
                                                 AS REPORTED   PROFORMA(1)
                                                 October 5,     October 5,
                                                    2005           2005
                                                -------------  ------------
                                                 (Unaudited)   (Unaudited)
Net sales and service revenues:
  Sales - equipment, supplies and leasing       $    129,281   $    129,281
  Service                                             55,720         55,720
                                                -------------  ------------
    Total net sales and service revenues             185,001        185,001
                                                -------------  ------------

Cost of sales and service:
  Sales - equipment, supplies and leasing            120,058        120,058
  Service                                             42,427         42,427
                                                -------------  ------------
    Total cost of  sales and service                 162,485        162,485
                                                -------------  ------------

    Gross profit                                      22,516         22,516
                                                -------------  ------------

Operating expenses:
  Selling, general and administrative                 19,005         19,005
  Rent expense                                           830            830
  Depreciation                                         1,187          1,187
  Amortization                                           164            164
  Provision for doubtful accounts                      2,000              -
  Restructuring and severance charges                  1,662              -
                                                -------------  ------------
    Total operating expenses                          24,848         21,186
                                                -------------  ------------

Income (loss) from operations                         (2,332)         1,330
                                                -------------  ------------

Other expense:
  Interest , net                                         152            152
  Other                                                    4              4
                                                -------------  ------------
    Total other expense                                  156            156
                                                -------------  ------------

Income (loss) before income tax                       (2,488)         1,174
Income tax expense (benefit)                          (1,008)           475
                                                -------------  ------------
Net income (loss)                               $     (1,480)  $        699
                                                =============  ============

Weighted average shares outstanding:
  Basic                                               12,583         12,583
                                                =============  ============
  Diluted                                             12,583         12,660
                                                =============  ============

Earnings (loss) per common share:
  Basic                                         $      (0.12)  $       0.06
                                                =============  ============
  Diluted                                       $      (0.12)  $       0.06
                                                =============  ============

(1) Excludes provision for doubtful accounts, restructuring and severance charges

                           POMEROY IT SOLUTIONS, INC.
                   PROFORMA CONSOLIDATED STATEMENTS OF INCOME

                                                      Nine Months Ended
(in thousands, except earnings per share data)  ---------------------------
                                                 AS REPORTED   PROFORMA(1)
                                                  October 5,    October 5,
                                                    2005           2005
                                                -------------  ------------
                                                 (Unaudited)   (Unaudited)
Net sales and service revenues:
  Sales - equipment, supplies and leasing       $     375,617  $    375,617
  Service                                             167,241       167,241
                                                -------------  ------------
    Total net sales and service revenues              542,858       542,858
                                                -------------  ------------

Cost of sales and service:
  Sales - equipment, supplies and leasing             347,438       347,438
  Service                                             124,941       124,941
                                                -------------  ------------
    Total cost of  sales and service                  472,379       472,379
                                                -------------  ------------

    Gross profit                                       70,479        70,479
                                                -------------  ------------

Operating expenses:
  Selling, general and administrative                  56,861        56,861
  Rent expense                                          2,556         2,556
  Depreciation                                          3,624         3,624
  Amortization                                            624           624
  Provision for doubtful accounts                       2,000             -
  Restructuring and severance charges                   1,794             -
                                                -------------  ------------
    Total operating expenses                           67,459        63,665
                                                -------------  ------------

Income from operations                                  3,020         6,814
                                                -------------  ------------

Other expense:
  Interest , net                                          579           579
  Other                                                     5             5
                                                -------------  ------------
    Total other expense                                   584           584
                                                -------------  ------------

Income before income tax                                2,436         6,230
Income tax expense                                        986         2,523
                                                -------------  ------------
Net income                                      $       1,450  $      3,707
                                                =============  ============

Weighted average shares outstanding:
  Basic                                                12,542        12,542
                                                =============  ============
  Diluted                                              12,652        12,652
                                                =============  ============

Earnings per common share:
  Basic                                         $        0.12  $       0.30
                                                =============  ============
  Diluted                                       $        0.11  $       0.29
                                                =============  ============

(1) Excludes provision for doubtful accounts, restructuring and severance charges.